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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2002

THE MILLS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1 – 12994 (Commission File Number)	52-1802283 (I.R.S. Employer Identification No.)

1300 Wilson Boulevard
Suite 400
Arlington, Virginia 22209
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (703) 526-5000

(Former name or former address, if changed since last report)
Not Applicable

Item 5. Other Events

        On December 10, 2002, The Mills Corporation announced that it had entered into agreements to acquire Riverside Square, a 637,000 square foot retail property located in Hackensack, New Jersey, and a portfolio of seven properties, comprised of five wholly-owned properties and two joint venture properties, in two separate transactions. A more detailed description of the proposed acquisitions is attached as exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

  (a)
  Financial statements of businesses acquired:

          Not applicable.

  (b)
  Pro forma financial information:

          Not applicable.

  (c)
  Exhibits:

Exhibit	Description
99.1	Description of the proposed acquisitions

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2002	THE MILLS CORPORATION
	By:	/s/ NICHOLAS MCDONOUGH Nicholas McDonough Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Description of the proposed acquisition

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
Exhibit Index